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                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Northwest Bancorp, Inc.:

We consent to the use of our report dated July 20, 2001, included in the 2001 Annual Report filed on Form 10-K, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus and Registration Statement.




                                        /s/ KPMG LLP


Pittsburgh, Pennsylvania
November 8, 2001